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                                                EXHIBIT 23.1
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                 CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated February 11, 1997 appearing on page 8 of Mission West Properties'
Annual Report on Form 10-K for the year ended November 30, 1996. We also consent to the reference to us under the heading "Experts" in such Prospectus.

PRICE WATERHOUSE LLP

San Diego, California
November 24, 1997